UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2007

UNIVERSAL HEALTH REALTY INCOME TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-9321	23-6858580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Universal Corporate Center 367 South Gulph Road King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 265-0688

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Universal Health Realty Income Trust (the “Trust”) annual shareholders’ meeting held on June 1, 2007, the Trust’s shareholders approved the Trust’s 2007 Restricted Stock Plan (the “2007 Plan”).

The Trust filed a Current Report on Form 8-K disclosing the Board of Trustees’ adoption of the 2007 Plan, subject to shareholder approval, on April 27, 2007 (the “Prior 8-K”), which is incorporated by reference herein. A summary of the terms and conditions of the 2007 Plan can be found in the Prior 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1

Universal Health Realty Income Trust 2007 Restricted Stock Plan, previously filed as Exhibit 10.1 to the Trust’s

Current Report as Form 8-K dated as of April 27, 2007, is incorporated herein by reference.

10.2	Form of Restricted Share Agreement, previously filed as Exhibit 10.2 to the Trust’s Current Report as Form 8-K dated as of April 27, 2007, is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL HEALTH REALTY INCOME TRUST

Date: June 6, 2007	By:	/s/ Alan B. Miller
	Name:	Alan B. Miller
	Title:	Chairman of the Board, Chief Executive Officer and President

	By:	/s/ Charles F. Boyle
	Name:	Charles F. Boyle
	Title:	Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit
10.1

Universal Health Realty Income Trust 2007 Restricted Stock Plan, previously filed as Exhibit 10.1 to the

Trust’s Current Report as Form 8-K dated as of April 27, 2007, is incorporated herein by reference.

10.2	Form of Restricted Share Agreement, previously filed as Exhibit 10.2 to the Trust’s Current Report as Form 8-K dated as of April 27, 2007, is incorporated herein by reference.